UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 20, 2024
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State Street Corporation
(Exact name of registrant as specified in its charter)
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Massachusetts	001-07511	04-2456637
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Congress Street
Boston	Massachusetts	02114
(Address of principal executive offices, and Zip Code)

Registrant’s telephone number, including area code:	(617)	786-3000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1 par value per share	STT	New York Stock Exchange

Depositary Shares, each representing a 1/4,000th ownership interest in a share of	STT.PRG	New York Stock Exchange
Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series G, without par value per share
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.    Regulation FD Disclosure.
On December 20, 2024, State Street Corporation (“State Street”) notified the holders of its $500,000,000 aggregate principal amount of 4.857% Fixed-to-Floating Rate Senior Notes due 2026 (the “January Notes”) that it will redeem all of the January Notes on January 27, 2025 (the “January Notes Redemption Date”). The January Notes will be redeemed at a redemption price equal to 100% of the principal amount of the January Notes to be redeemed, plus accrued and unpaid interest thereon to, but excluding, the January Notes Redemption Date. On and after the January Notes Redemption Date, interest will cease to accrue on the January Notes.
On December 20, 2024, State Street also notified the holders of its $300,000,000 aggregate principal amount of 1.746% Fixed-to-Floating Rate Senior Notes due 2026 (the “February Notes”) that it will redeem all of the February Notes on February 6, 2025 (the “February Notes Redemption Date”). The February Notes will be redeemed at a redemption price equal to 100% of the principal amount of the February Notes to be redeemed, plus accrued and unpaid interest thereon to, but excluding, the February Notes Redemption Date. On and after the February Notes Redemption Date, interest will cease to accrue on the February Notes.
State Street intends to fund the aggregate redemption price for both the January Notes and the February Notes using cash on hand.
The information in Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE STREET CORPORATION

		By:	/s/ Elizabeth M. Schaefer
		Name:	Elizabeth M. Schaefer
		Title:	Senior Vice President and Chief Accounting Officer
Date:	December 20, 2024